ALLEN VANGUARD™

DEFEATING THE THREAT™

IED | RCIED | CBRN | Heat | Ballistic

# Transaction with Tailwind Financial Inc.

January 26, 2009

# Safe Harbor/Forward-looking Statements

### Allen-Vanguard Corporation

This presentation contains forward-looking statements with respect to Allen-Vanguard Corporation ("Allen-Vanguard") and its holdings and target acquisitions, including regarding operations, business, financial condition, priorities, ongoing objectives, strategies and outlook of Allen-Vanguard for the current fiscal year and subsequent periods, the expected benefits of the merger, the consummation of the proposed merger, the projections for Allen-Vanguard, the ability and timing for growth, and the ability and timing to deploy capital. Forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, or include words such as "expects", "anticipates", "plans", "believes", "estimates", "intends", "targets", "projects", "forecasts" or negative versions thereof and other similar expressions, or future or conditional verbs such as "may", "will", "should", "would" and "could". Although management believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. Certain of these risks, uncertainties and other factors are described in the most recent Annual Information Form filed on behalf of Allen-Vanguard and other more recent disclosure documentation of Allen-Vanguard. Furthermore, such forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to assumptions about general business and economic conditions; interest rates and foreign exchange rates; market competition; the supply and demand for, and deliveries of, Allen-Vanguard's tools and training products and services; the availability of financing on reasonable terms; changes to or elimination of investment tax credits or governmental grants; the timing of the receipt of regulatory and governmental approvals for Allen-Vanguard's products; Allen-Vanguard's costs of research, production and operations as well as those of Allen-Vanguard's competitors; Allen-Vanguard's ability to secure adequate transportation for its products; Allen-Vanguard's ability to attract and retain skilled staff; the impact of changes in Canadian-U.S. dollar and other foreign exchange rates on Allen-Vanguard's costs and revenue; Allen-Vanguard's ongoing relations with its employees and business partners; and tax benefits and tax rates.

Readers should not put undue reliance on these forward-looking statements. Other than as specifically required by law, Allen-Vanguard undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events, whether as a result of new information, future events or results or otherwise.

### Tailwind Financial Inc.

Certain statements included in this presentation regarding the proposed merger between Tailwind Financial Inc. ("Tailwind") and Allen-Vanguard Corporation and any other statements regarding the parties' future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the parties' expectations for the consummation of the proposed merger, the projections for Allen-Vanguard, the ability and timing for growth, and the ability and timing to deploy capital. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors set forth in the press release issued today, and the slides which accompany this presentation, both of which are to be filed by Tailwind on Form 8-K, and the other factors described in Tailwind's Annual Report on Form 10-K for the fiscal year ended June 30, 2008 and in its most recent quarterly report filed with the SEC. The parties assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

# Financial Projections/Non-GAAP Measures

The financial projections are provided to aid in the readers' understanding of the proposed merger. The inclusion of the financial projections in this presentation should not be regarded as an indication that Allen-Vanguard's board of directors or officers or any affiliate considers them to be a reliable prediction of future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither Allen-Vanguard's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Allen-Vanguard is under no obligation, and expressly disclaims any intention or obligation, to update or revise the financial projections presented, whether as a result of new information, future events or otherwise, except as required by applicable law.

Although the financial projections were prepared based on assumptions (including the assumptions described under "Safe Harbor/Forward-looking Statements – Allen-Vanguard Corporation") and estimates that Allen-Vanguard management believed were reasonable at the time, Allen-Vanguard provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the financial projections, including but not limited to industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to Allen-Vanguard's business, financial condition or results of operations, including but not limited to changes in foreign exchange rates, lower growth and customer retention rates, changes in tax rates, changes in the level of capital expenditures and the impact of future acquisitions, as well as the factors described under "Safe Harbor / Forward-looking Statements". Accordingly, you are cautioned not to place undue reliance on any numbers derived from the financial projections.

In this presentation, we will also discuss non-GAAP financial measures as defined by SEC Regulation G, to provide greater transparency regarding Allen-Vanguard's operating performance and this proposed transaction. In particular we will discuss EBITDA. The Company's management uses the non-GAAP financial measure of EBITDA to evaluate its performance. As used herein, "EBITDA" means earnings before interest, income taxes, depreciation, amortization, stock-based compensation, foreign exchange, goodwill impairment, intangible asset impairment, restructuring and acquisition and financing-related charges and amortization. Since EBITDA is not a measure determined under GAAP, it may not be comparable to similarly titled measures reported by other companies and should not be construed as a substitute for net income determined in accordance with GAAP. Allen-Vanguard has presented Allen-Vanguard's EBITDA to show its baseline performance before certain non-cash expenses and other items considered by Allen-Vanguard's management to be outside Allen-Vanguard's ongoing operational results. Any such non-GAAP financial measures discussed should not be considered an alternative to measures required by U.S. GAAP, and are unlikely to be comparable to non-GAAP information provided by other companies. Further, readers are cautioned that EBITDA should not replace net income or loss or cash flows from operating, investing and financing activities as indicators of Allen-Vanguard's performance. Any non-GAAP measures disclosed are reconciled to the most directly comparable GAAP financial measure.

# Presenters

## Allen-Vanguard Corporation

### David Luxton, President and Chief Executive Officer

- 27 years experience founding, managing, building companies
- Former military officer and senior public official

### Peter Allen, Chief Financial Officer

- 20 years of CFO experience at public/private companies
- Twice nominated as Canada's CFO of the Year

## Tailwind Financial Inc.

### Gordon McMillan, Chairman

- 14 years experience as a financial services entrepreneur and business builder in Canada

### Michael Simonetta, Vice Chairman

- Former CEO of First Asset Management Inc., a leading Canadian investment management company

# Transaction Overview

# Introduction

**Allen-Vanguard Corporation ("Allen-Vanguard") is a global leader in protection and counter-measures against hazardous devices and materials, including improvised explosive devices (IEDs)**

- Develops and operationalizes technologies, tools and training to defeat the evolving threat of hazardous devices and materials including IEDs
- Equipment and services provided to leading military and security forces in more than 100 countries, with manufacturing and service operations on four continents
- Three principal business segments: Electronic Systems, Personal Protection Systems, and Systems & Services

**A compelling business**

- World leader in core counter-IED capability through business model that provides comprehensive product and service offering
- A growing list of partnerships with large prime defense contractors and integrators provides access to valuable programs and markets for Allen-Vanguard's products and services
- Experienced management consisting of pioneers in the counter-IED space
- Deep front-line practitioner experience in counter-IED
- Strong science and technology base in technologies core to protection and counter-measures against explosive hazards and toxic materials

**Well positioned to address a critical and growing global demand**

- Increased military and homeland security demands due to persistent, evolving global threat
- Robust global demand for current wide range of Allen-Vanguard products and services
- Substantial body of intellectual property and pipeline of new products and services with significant growth prospects

Note: Acronyms on cover page not otherwise defined are as follows: RCIED – remote controlled improvised explosive device and CBRN – chemical, biological, radiological, nuclear

# Transaction Highlights

**The transaction repositions Allen-Vanguard with a strengthened balance sheet and U.S. market access to take advantage of strong sector fundamentals**

| | |
|---|---|
| **Transaction** | ▪ Merger between Allen-Vanguard and Tailwind, a US$100 million(1) special purpose acquisition company ("SPAC") listed on the NYSE Alternext US<br>▪ Planned concurrent rights offering to Allen-Vanguard shareholders<br>▪ Effected through plan of arrangement in Canada |
| **Transaction Benefits** | ▪ Recapitalization of balance sheet to create financial stability and provide flexibility to take advantage of strategic opportunities<br>▪ U.S. listing provides enhanced access to broader shareholder and customer base |
| **Strong Company** | ▪ Products defend against growing threats of IEDs with military and civilian applications<br>▪ Partnerships with large defense contractors provide technology validation and source of revenue growth |
| **Positive Sector Fundamentals** | ▪ Targets key focus for military and homeland security procurement in the United States and in other countries<br>▪ Counter-IED space is a growing, non-cyclical sector |
| **Shareholder Value Creation** | ▪ Short-term multiple expansion as recent liquidity concerns are eliminated<br>▪ Restructured operations and revenue visibility lead to strong operating profit outlook<br>▪ Long-term growth opportunities; organic and through strategic acquisition |

(1) Subject to right of Tailwind shareholders to redeem shares for pro rata portion of cash in trust – maximum conversion is 30% less one vote

DEFEATING THE THREAT™

# Deal Structure

| | |
|---|---|
| **Structure** | ▪ Tailwind will issue stock in exchange for 100% of the shares of Allen-Vanguard |
| **Consideration** | ▪ Tailwind shares issued for every one Allen-Vanguard share, based on an Exchange Ratio of 0.046493 multiplied by the US$/C$ exchange rate expressed in US$ per C$1 in effect at closing<br>▪ Final ownership to depend on size of rights offering and exercise of conversion rights by Tailwind shareholders |
| **Valuation** | ▪ Implied pro forma fully diluted multiple of 4.9x[(1)] EBITDA in FY2009 plan[(2)] |
| **Management** | ▪ The executive management team of Allen-Vanguard will continue in their current roles<br>▪ One former director of Tailwind will sit on the Board of Directors of Allen-Vanguard post transaction<br>▪ Key insiders of Allen-Vanguard and Tailwind will be subject to trading lock-up periods |
| **Rights Offering** | ▪ Allen-Vanguard shareholders will have the opportunity to subscribe to a rights offering of up to C$100 million, conditional on closing of Tailwind/Allen-Vanguard merger<br>▪ Deal structured to align interests and allow both Allen-Vanguard and Tailwind shareholders to participate in upside |
| **Break Fee** | ▪ Up to US$5.0 million payable to Tailwind or its designate in defined circumstances |
| **Conditions** | ▪ Customary conditions for transactions of this nature<br>▪ Go forward credit facilities satisfactory to Tailwind |
| **Approvals** | ▪ Majority of Tailwind public shareholders must approve the transaction with holders of less than 30% of Tailwind public shares voting against the transaction and electing redemption<br>▪ Two-thirds of Allen-Vanguard shareholders present at the shareholders' meeting<br>▪ Senior secured lenders of Allen-Vanguard |

(1) Assuming C$50 million rights offering (at US$/C$ of 0.8387) and maximum conversions by Tailwind shareholders (30% less one vote). Analysis does not include any shares which could be issued as required under the arrangement agreement as a result of the indemnity claim related to the acquisition of Med-Eng Systems Inc.

(2) FY2009E EBITDA in management plan of C$76 million built assuming US$/C$ exchange rate of 0.9091

# Valuation Metrics

**Pro Forma TEV/2009E EBITDA is 35% discount to comparables**

## Pro Forma Valuation

*US$ millions*

| | |
|---|---|
| Value per Share[1] | $8.17 |
| Fully Diluted Shares Outstanding[2] | 29.2 |
| Implied Equity Value | $238.7 |
| Estimated Pro Forma Debt at 3/31/09 | $99.3 |
| **Total Enterprise Value** | **$338.0** |
| FY2008 EBITDA[3] | $50.6 |
| FY2009E EBITDA[4] | $69.1 |
| TEV / FY2008 EBITDA | 6.7x |
| TEV / FY2009E EBITDA | 4.9x |
| Net Debt / FY2009E EBITDA | 1.44x |

## TEV/EBITDA Multiples (Fully Diluted)



6.7x
4.9x
8.1x
7.5x
FY2008
FY2009E
2008E
2009E
Pro Forma
Comparables(5)

(1) Estimated Tailwind redemption value per share at April 17, 2009
(2) Using treasury stock method assuming buyback at US$8.17, C$50 million rights offering (US$41.9 million) and maximum conversions by Tailwind shareholders
(3) FY2008 EBITDA of C$51.0 million converted at US$/C$ exchange rate of 0.9909 (average exchange rate from 10/01/07 – 09/30/08). See Appendix for details.
(4) FY2009E EBITDA in management plan of C$76 million built assuming US$/C$ exchange rate of 0.9091
(5) Median as at January 23, 2009. Comparables include: Alliant Techsystems, Argon ST, Applied Signal Technology, BAE Systems, Cubic and Force Protection

# Pro Forma Tailwind Valuation

*in US$ millions, unless noted*

| Minimum Conversion(2) | | No Rights Offering | C$50 million Rights Offering(1) | C$100 million Rights Offering(1) |
|---|---|---|---|---|
| Estimated Net Debt | | $200.0 | $200.0 | $200.0 |
| Rights Offering Proceeds | | - | (41.9) | (83.9) |
| Tailwind Cash in Trust | | (102.5) | (102.5) | (102.5) |
| Estimated Transaction Costs | | 12.5 | 15.5 | 17.5 |
| **Pro Forma Net Debt** | | **110.0** | **71.1** | **31.1** |
| Net Debt / FY2009E EBITDA(3) | | 1.59x | 1.03x | 0.45x |
| **Pro Forma Implied Share Price (US$)** | 5.0x | **$8.73** | **$8.24** | **$7.90** |
| TEV / FY2009E EBITDA(3),(4) | 6.0x | **$10.32** | **$9.57** | **$9.05** |
| | 7.0x | **$11.92** | **$10.91** | **$10.20** |
| | 8.0x | **$13.52** | **$12.24** | **$11.34** |

| Maximum Conversion(2) | | No Rights Offering | C$50 million Rights Offering(1) | C$100 million Rights Offering(1) |
|---|---|---|---|---|
| Estimated Net Debt | | $200.0 | $200.0 | $200.0 |
| Rights Offering Proceeds | | - | (41.9) | (83.9) |
| Tailwind Cash in Trust | | (71.8) | (71.8) | (71.8) |
| Eststimated Transaction Costs | | 10.0 | 13.0 | 15.0 |
| **Pro Forma Net Debt** | | **138.3** | **99.3** | **59.4** |
| Net Debt / FY2009E EBITDA(3) | | 2.00x | 1.44x | 0.86x |
| **Pro Forma Implied Share Price (US$)** | 5.0x | **$8.90** | **$8.34** | **$7.95** |
| TEV / FY2009E EBITDA(3),(4) | 6.0x | **$10.70** | **$9.80** | **$9.21** |
| | 7.0x | **$12.48** | **$11.27** | **$10.45** |
| | 8.0x | **$14.27** | **$12.74** | **$11.69** |

(1) Rights offering to Allen-Vanguard shareholders at C$0.285 per share converted at US$/C$ of 0.8387
(2) Conversion refers to Tailwind shareholders redeeming shares for pro rata portion of cash in trust – maximum conversion is 30% less one vote, minimum conversion is 0%
(3) FY2009E EBITDA of US$69.1 million based on management plan of C$76.0 million built assuming US$/C$ exchange rate of 0.9091
(4) Using fully-diluted shares outstanding calculated with treasury stock method assuming buyback at ultimate settle price

# Ownership Scenarios

| *in millions* | Strike Price US$ | No Rights Offering | | | C$50 million Rights Offering[1] | | | C$100 million Rights Offering[1] | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | | Number | Fully-Diluted[2] | % Fully-Diluted | Number | Fully-Diluted[2] | % Fully-Diluted | Number | Fully-Diluted[2] | % Fully-Diluted |
| **Minimum Conversion** | | | | | | | | | | |
| Tailwind Securityholders | | | | | | | | | | |
| Common Shares[3] | | 15.6 | 15.6 | 60% | 15.6 | 15.6 | 47% | 15.6 | 15.6 | 39% |
| Warrants | $6.00 | 17.2 | 4.6 | 18% | 17.2 | 4.6 | 14% | 17.2 | 4.6 | 11% |
| Total Tailwind | | 32.8 | 20.2 | 78% | 32.8 | 20.2 | 61% | 32.8 | 20.2 | 50% |
| Allen-Vanguard Shareholders[4] | | 4.3 | 4.3 | 17% | 11.1 | 11.1 | 34% | 18.0 | 18.0 | 44% |
| Initial Lender Group Warrants[5] | $4.55 | 1.1 | 0.5 | 2% | 1.1 | 0.5 | 1% | 1.1 | 0.5 | 1% |
| Add'l Lender Group Warrants[6] | $6.13 | 3.9 | 1.0 | 4% | 5.6 | 1.4 | 4% | 7.3 | 1.8 | 5% |
| Underwriters Unit Purchase Option[7] | $8.40 | 1.3 | - | - | 1.3 | - | - | 1.3 | - | - |
| **Total** | | **43.3** | **25.9** | **100%** | **51.9** | **33.2** | **100%** | **60.4** | **40.5** | **100%** |
| **Maximum Conversion** | | | | | | | | | | |
| Tailwind Securityholders | | | | | | | | | | |
| Common Shares[3] | | 11.9 | 11.9 | 54% | 11.9 | 11.9 | 41% | 11.9 | 11.9 | 33% |
| Warrants | $6.00 | 17.2 | 4.6 | 21% | 17.2 | 4.6 | 16% | 17.2 | 4.6 | 13% |
| Total Tailwind | | 29.1 | 16.4 | 75% | 29.1 | 16.4 | 56% | 29.1 | 16.4 | 45% |
| Allen-Vanguard Shareholders[4] | | 4.3 | 4.3 | 20% | 11.1 | 11.1 | 38% | 18.0 | 18.0 | 49% |
| Initial Lender Group Warrants[5] | $4.55 | 1.1 | 0.5 | 2% | 1.1 | 0.5 | 2% | 1.1 | 0.5 | 1% |
| Add'l Lender Group Warrants[6] | $6.13 | 2.9 | 0.7 | 3% | 4.6 | 1.2 | 4% | 6.3 | 1.6 | 4% |
| Underwriters Unit Purchase Option[7] | $8.40 | 1.3 | - | - | 1.3 | - | - | 1.3 | - | - |
| **Total** | | **38.6** | **21.9** | **100%** | **47.2** | **29.2** | **100%** | **55.7** | **36.5** | **100%** |

(1) Rights offering to Allen-Vanguard shareholders at C$0.285 per share
(2) Using treasury stock method at US$8.17 per share
(3) Includes 3.125 million restricted shares held by Tailwind principals
(4) Based on US$/C$ exchange rate of 0.8387
(5) Warrants issued to Allen-Vanguard lender group based on December 29, 2006 credit agreement and assuming no revision to such credit agreement, adjusted by exchange ratio
(6) Warrants to be issued to Allen-Vanguard lender group in connection with rights offering (if applicable) and the Tailwind transaction based on December 29, 2006 credit agreement and assuming no revision to such credit agreement adjusted by exchange ratio
(7) Represents option to purchase 625,000 units (1 share and 1 warrant) for $9.60 each. Strike price of embedded warrant is $7.20 resulting in combined strike price of $8.40

# Allen-Vanguard Overview

# Overview of Allen-Vanguard

| | |
|---|---|
| **Industry Leadership** | ▪ Leading global provider of integrated solutions for protection and counter-measures against terrorist threats<br>▪ Technology leadership with battle-tested and military approved products<br>▪ Global leader in bomb suits - 85% global market share |
| **Strong Partnerships / Program Presence** | ▪ Partnerships with prime defense contractors and integrators have provided access to major U.S. programs<br>▪ New partnerships being developed to further leverage products including CBRN(1) decontamination product and other opportunities in electronics business |
| **Integrated Approach** | ▪ Integrated approach to providing full range of interoperable counter-IED products and services<br>▪ Offering includes counter-IED training, intelligence services to defeat terrorist networks, electronic and physical counter measures to defeat the device and protective equipment and tools to protect forces and first responders |
| **Global Presence** | ▪ Allen-Vanguard has military and security force customers in more than 100 countries<br>▪ Field service support in theaters of conflict including Iraq and Afghanistan<br>▪ Approximately 600 employees at company operations in Canada, U.S., U.K., the Middle East and Australia; head office in Ottawa, Canada |
| **Experienced Management Team** | ▪ Senior management has extensive experience in military and security sectors<br>▪ Members of management have been extensively involved in pioneering counter-IED doctrine for global military and security forces and developing and operationalizing technology applications and products for the field |

(1) Chemical, biological, radiological, nuclear

# Products and Services

**Integrated, advanced inter-operable equipment for sustainable capability against any kind of IED threat, including remote controlled IEDs and chemical, biological or radiological devices and materials**



### Electronic Systems

Symphony



Opus



Chameleon



### Personal Protection Systems



Blast seats & barriers

*Defender* robot







Personal protection



*Vanguard*tm robot

EOD tools





Decontamination & blast mitigation systems

### Systems & Services


TRITON

IED reports, intelligence

C-IED training & field service support of C-IED equipment





IED forensics

# Electronic Systems

**Jammers for use against remote control IEDs**

| | Chameleon | Symphony | Opus |
|---|---|---|---|
| **Markets** | ■ U.S. DoD<br>■ U.S. Homeland Security<br>■ Canadian Military<br>■ Australian Military | ■ Coalition Forces (40 eligible countries)<br>■ Procured by U.S. government | ■ Export Market |
| **Distribution Channels** | ■ General Dynamics (U.S. DoD)<br>■ Direct (Other) | ■ Lockheed Martin | ■ Direct and distributors |
| **Life Cycle Stage** | ■ 10,000 systems installed<br>■ Mature<br>■ Introducing next generation systems | ■ Ramp up<br>■ 1,000 systems installed | ■ Starting up<br>■ Introducing next generation systems |
| **Manufacturing** | ■ U.S. outsourcing | ■ Company U.K. facility | ■ Company U.K. facility |
| **Revenue Sources & Opportunities** | ■ Program business<br>■ Maintenance, repair, overhaul<br>■ Spares<br>■ Field service representatives<br>■ Incremental upgrades | ■ Program business<br>■ IDIQ for up to 2,500 units per year for 3 years ($80-100 million per year) | ■ Small quantity, spot market<br>■ Long-term programs emerging |

# Personal Protection Systems

**Suite of high-margin protective equipment and tools against explosive and toxic threats**

| | |
|---|---|
| **Bomb Suits, Tools & Equipment** | ■ Global leader in bomb suits – 85% global market share<br>■ New growth market in counter-IED body armor<br>■ New growth market in helmet-mounted trauma sensor |
| **Micro Climate** | ■ Personnel and vehicle electronics cooling systems<br>■ Evolving, expanding market – military, homeland security, industrial applications<br>■ Limited competition |
| **Blast Protection Seats** | ■ New growth market, fragmented competition<br>■ New emphasis on crew survivability<br>■ Highest-rated performer in recent U.S. Army Research Laboratory evaluations |
| **Decontamination Systems** | ■ Karcher, Christanini, OWR, Intelagard key competitors<br>■ Allen-Vanguard differentiated on technology, validation, key reference accounts<br>■ Competitors seeking to license Allen-Vanguard's technology |
| **Bomb Disposal Robots** | ■ iRobot, Foster-Miller, Remotec key competitors<br>■ Allen-Vanguard differentiated on performance and price<br>■ Strong capture rate on new business |
| **Worldwide Distribution** | ■ Direct<br>■ Global distribution through more than 100 distributors |

# Systems & Services

**Expert domain knowledge in threat intelligence and counter-measures**

| | |
|---|---|
| **Training and Advisory Services** | ■ Interpreting IED trends, IED classification, forensic intelligence, defeating the device, defeating the network, next-generation threats<br>■ Incumbent in major U.S. program for specialized counter-IED training<br>• Recently renewed as Program of Record, $100 million over 5 years<br>■ Majority of revenue and growth from high-end counter-IED training for special forces |
| **Intelligence** | ■ Triton Report – subscription-based service containing details of major IED incidents<br>■ Strategic IED database |
| **Forensic Exploitation Services** | ■ Design and management of IED forensic data and analysis systems |
| **Sales Channels** | ■ Direct<br>■ Prime contractors and integrators |

# Worldwide Presence

**Military and security force customers in more than 100 countries**

- Operations in Canada, U.S., U.K
- Field service support staff in Iraq and Afghanistan


Allen-Vanguard Operations & Personnel
Major Customer Locations
Canada
Head office and manufacturing facilities
▪ Ottawa
328 personnel
U.S.
Manufacturing facilities
▪ Ogdensburg, NY
Sales & services offices
▪ Washington, DC
57 personnel
U.K.
Manufacturing facilities & sales office
▪ Gloucester
150 personnel
Middle East, Australia
Sales offices
▪ Oman
▪ Australia
Field service support in Iraq, Afghanistan
56 personnel

DEFEATING THE THREAT™

# Operating Environment

## Long-Term Outlook

- IEDs the top persistent global threat militarily and domestically
- Military and law enforcement bomb teams and budgets expanding globally with growth of IED threat
- Expanded budgets and programs for long-term protection of ground personnel as a high priority

## Immediate Growth Drivers

- Increased U.S. DoD budget for FY09
- U.S. Department of Homeland Security funds mandated for counter-IED as high priority
- Intensified conflict in Afghanistan, where IED threat is worsening
- U.S. troop drawdown in Iraq intensifying demand to equip Iraqi Security Forces

**"...IEDs will remain a persistent global threat"**

- Global military doctrine
- U.S. Homeland Security doctrine

**Allen-Vanguard products and services are core to the counter-IED mission**

# Financial Highlights (C$ millions)

**Allen-Vanguard's revenue growth between FY2007 and FY2008 was primarily the result of two significant acquisitions completed in late FY2007**

## Revenue(1)



C$ millions
$57
$96
$309
$325
FY2006
FY2007
FY2008
FY2009E

## EBITDA(1),(2)



C$ millions
$3
$10
$51
$76
FY2006
FY2007
FY2008
FY2009E

Note: Fiscal year end of September 30

(1) Average US$/C$ exchange rates were 0.8755 in FY2006, 0.8997 in FY2007 and 0.9909 in FY2008. "EBITDA" means earnings before interest, income taxes, depreciation, amortization, stock-based compensation, foreign exchange, goodwill impairment, intangible asset impairment, restructuring and acquisition and financing-related charges and amortization. See Appendix for details

DEFEATING THE THREAT™

# FY2009 Revenue Visibility (C$ millions)

**Allen-Vanguard's revenue visibility is based on a detailed pipeline with strict definitions for inclusion in backlog**

- Backlog consists of confirmed orders only
- 51% of planned revenue was already in backlog or pending at the start of FY2009

**FY2009 Backlog and Pipeline Revenue Coverage (at Oct. 1, 2008)**

| *C$ millions* | Hard Coverage | | | | Un-contracted | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Actual[1] | Backlog[2] | Pending[3] | Total | Defined Programs[4] | Identified Opportunities[5] | Total | Plan | FY2008 |
| Electronic Systems | - | 63 | 22 | 84 | 40 | 11 | 136 | 123 | 208 |
| Personal Protection Systems | - | 23 | 21 | 44 | - | 286 | 330 | 149 | 74 |
| Systems & Services | - | 9 | 28 | 37 | 7 | 31 | 75 | 54 | 27 |
| **Total** | | **95** | **71** | **165** | **47** | **329** | **541** | **325** | **309** |
| ***% of Plan*** | | ***29%*** | ***22%*** | ***51%*** | ***15%*** | ***101%*** | ***166%*** | | |

(1) Booked revenue to date
(2) Confirmed orders only
(3) Orders and contracts in final documentation stages
(4) Expected orders through specific program requirements
(5) Opportunities that have been identified but have not yet been awarded

# FY2009 Plan (C$ millions)

**Revenue C$325 million**

- More than 80% denominated in U.S. dollars
- More visible, less volatile than FY2008 due to change in mix

**Gross Margin approximately equal to FY2008**

- Highest margins in Personal Protection Systems on proprietary products sold through Allen-Vanguard distribution channels
- Lowest margins in Systems & Services but strong margin recovery from FY2008

**Overhead costs down significantly**

- Approximately C$7.0 million reduction due to integration efficiencies following acquisitions including; centralizing purchasing, elimination of duplication and other operational efficiencies
- Approximately C$6.5 million reduction due to restructuring announced September 25, 2008 includes administrative savings and manufacturing overhead savings due to facility consolidation
- Significant improvement in run rate overhead achieved in Q1

**R&D expected to be slightly less than FY2008 level of C$17 million**

- Continued focused spending to protect and enhance technology leadership and first-mover advantage

**EBITDA improvement to C$76 million based on visible revenue pipeline and cost restructuring and efficiency initiatives**

# Summary

**The Tailwind / Allen-Vanguard transaction represents an attractive opportunity for shareholders of both companies**

| | |
|---|---|
| **Compelling Business** | ▪ World leader in protection and counter-measures against hazardous devices<br>▪ Long-standing partnerships and program presence in key defense sector channels<br>▪ Integrated approach to providing full range of counter-IED products and services<br>▪ Strong management team with deep industry experience |
| **Attractive Sector Fundamentals** | ▪ Growing global military and homeland security demand<br>▪ Robust demand for wide range of current products and services<br>▪ Substantial intellectual property and pipeline of new initiatives |
| **Financial Strength** | ▪ Long-term financial stability through balance sheet deleveraging<br>▪ Flexibility to capitalize on strategic opportunities<br>▪ Enhanced access to broader shareholder and customer base through U.S. listing |
| **Shareholder Value Creation** | ▪ Short-term multiple expansion through addressing liquidity needs<br>▪ Restructured operations and revenue visibility leading to strong operating profit outlook<br>▪ Significant long-term opportunities through organic growth and strategic acquisitions |

**Allen-Vanguard is well positioned to benefit from critical military and homeland security demands**

# Appendices

# Allen-Vanguard Management


**David Luxton**

**President and Chief Executive Officer**
- 27 years experience founding, managing, building companies
- Former military officer and senior public official


**Peter Allen**

**Chief Financial Officer**
- 20 years of CFO experience at public/private companies
- Twice nominated as Canada's CFO of the Year


**Robert Adams**

**Chief Operating Officer**
- 29 years of defence and security experience (20 years in senior management roles)
- Former managing director at Thales UK and EADS Defense Systems and Electronics UK


**Elisabeth Preston**

**Chief Legal Officer, VP Corporate Affairs, Corporate Secretary**
- 17 years executive experience in aerospace and emergency services technology
- 10 years as corporate, securities/M&A and technology lawyer for public companies


**Roger Davies**

**VP, Business Development**
- 25 years of experience in defense and security sector
- Former Managing Director, Hazard Management Solutions (HMS)


**Michael Rack**

**VP, Sales & Marketing**
- 11 years of defense and security experience developing and managing international sales operations and channels


**Aris Makris**

**VP, Research and Development and Chief Technology Officer**
- 24 years of experience in defense and security
- Leader of technology development of Personal Protective Systems division of Company

DEFEATING THE THREAT™

# Reconciliation to EBITDA

| *C$ millions* | FY2006 | FY2007 | FY2008 |
|---|---|---|---|
| **Reported Net Income/(Loss)** | 0.0 | (14.0) | (436.3) |
| Interest | 0.7 | 1.4 | 21.0 |
| Taxes | 1.5 | (5.9) | (80.4) |
| Depreciation | 1.4 | 1.7 | 4.5 |
| Amortization | 0.3 | 30.3 | 146.9 |
| Stock-based Compensation | 0.0 | 4.1 | 3.8 |
| Impairment Losses | 0.0 | 0.0 | 380.0 |
| Realized Foreign Exchange Gain | 0.0 | (17.7) | (8.9) |
| Unrealized Foreign Exchange Loss (Gain) | (0.0) | 10.1 | 18.9 |
| Restructuring Charges | (0.6) | 0.0 | 1.5 |
| **EBITDA** | **3.4** | **10.0** | **51.0** |

Note: Figures prepared in accordance with Canadian GAAP

# Comparable Companies

*(Figures in millions of local currency)*

| Company | Curr. | Share Price 01/23/09 | Equity Value | Enterprise Value | TEV / EBITDA CY2008E | TEV / EBITDA CY2009E | P / E CY2008E | P / E CY2009E | Net Debt / LTM EBITDA | 2008E EBITDA Margin |
|---|---|---|---|---|---|---|---|---|---|---|
| Alliant Techsystems Inc. (NYSE-ATK) | USD | $82.80 | $2,738 | $4,129 | $557 | $614 | $7.25 | $8.16 | $1,392 | 12.5% |
| | | | | | 7.4x | 6.7x | 11.4x | 10.1x | 2.6x | |
| Argon ST, Inc. (NASDAQ-STST) | USD | 18.08 | 392 | 376 | 42 | 50 | 0.96 | 1.13 | (15) | 12.0% |
| | | | | | 8.9x | 7.5x | 18.8x | 16.0x | (0.4x) | |
| Applied Signal Technology, Inc. (NASDAQ-APSG) | USD | 17.06 | 219 | 174 | 20 | 23 | 0.65 | 0.77 | (44) | 10.3% |
| | | | | | 8.9x | 7.5x | 26.2x | 22.2x | (2.3x) | |
| BAE Systems plc (LSE-BA.L) | GBP | 4.03 | 14,259 | 14,831 | 2,166 | 2,350 | 0.37 | 0.41 | 523 | 12.2% |
| | | | | | 6.8x | 6.3x | 10.8x | 9.8x | 0.3x | |
| Cubic Corporation (NYSE-CUB) | USD | 27.20 | 727 | 646 | 73 | 83 | 1.48 | 1.81 | (81) | 8.2% |
| | | | | | 8.8x | 7.8x | 18.3x | 15.0x | (1.2x) | |
| Force Protection, Inc. (NASDAQ-FRPT) | USD | 5.59 | 382 | 303 | 65 | 35 | 0.62 | 0.35 | (79) | 7.7% |
| | | | | | 4.7x | 8.7x | 9.0x | 15.8x | (1.0x) | |
| | | | **High** | | **8.9x** | **8.7x** | **26.2x** | **22.2x** | **2.6x** | **12.5%** |
| | | | **Mean** | | **7.6x** | **7.4x** | **15.8x** | **14.8x** | **(0.3x)** | **10.5%** |
| | | | **Median** | | **8.1x** | **7.5x** | **14.9x** | **15.4x** | **(0.7x)** | **11.2%** |
| | | | **Low** | | **4.7x** | **6.3x** | **9.0x** | **9.8x** | **(2.3x)** | **7.7%** |

Note: Where applicable, enterprise value includes preferred stock, minority interest, and pension liability

*Source: Capital IQ, Thomson, Reuters, company filings; Forward estimates based on analyst consensus estimates provided by Thomson, except Force Protection which is based on analyst consensus estimates provided by Reuters*

# Additional Information & Participants in Solicitation

Additional Information and Where to Find It

In connection with the proposed transaction and required stockholder approval, Tailwind will file with the Securities and Exchange Commission a proxy statement, which will be mailed to the stockholders of Tailwind. **Tailwind stockholders and other interested persons are urged to read the preliminary proxy statement filed with the SEC and the definitive proxy statement and other relevant materials when they become available since they will contain important information about Tailwind, Allen-Vanguard and the transaction with Allen-Vanguard.** Such persons can also read Tailwind's preliminary proxy statement for a description of the security holdings of the Tailwind officers and directors and their respective interests in the successful consummation of the proposed merger. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed merger. Tailwind stockholders may obtain a free copy of such filings at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Tailwind Financial Inc., Brookfield Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3. Such documents are not currently available.

Participants in Solicitation

Tailwind and its directors and executive officers and Allen-Vanguard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Tailwind common stock in respect of the proposed merger. Information about the directors and executive officers of Tailwind is set forth in the preliminary proxy statement, which was filed with the Securities and Exchange Commission on January 26, 2009.

ALLEN VANGUARD™

DEFEATING THE THREAT™

IED | RCIED | CBRN | Heat | Ballistic

# Transaction with Tailwind Financial Inc.